Exhibit 99.1

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	December 31, 2011	October 1, 2011	December 31, 2010
Net sales	$163,922	$173,014	$182,100
Cost of sales	96,308	98,186	101,591

Gross profit	67,614	74,828	80,509
Selling, general and administrative expenses	32,398	33,533	38,199
Engineering, research and development expenses	11,029	11,957	10,997
Amortization of intangible assets	2,462	2,505	2,772

Operating income	21,725	26,833	28,541
Interest expense (income), net	9	(38)	306
Other (income) expense, net	(102)	315	(271)

Income before income taxes and equity in affiliates	21,818	26,556	28,506
Income tax (benefit) expense	(18,333)	4,582	(196)
Equity in net (income) loss of affiliates	(10)	(14)	1,838

Net income	40,161	21,988	26,864
Net loss attributable to noncontrolling interest	—	—	(139)

Net income attributable to Entegris, Inc.	$40,161	$21,988	$27,003

Amounts attributable to Entegris, Inc.:
Basic net income per common share:	$0.30	$0.16	$0.20
Diluted net income per common share:	$0.29	$0.16	$0.20

Weighted average shares outstanding:
Basic	135,509	134,995	132,314
Diluted	137,032	136,305	133,971

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Twelve months ended
	December 31, 2011	December 31, 2010
Net sales	$749,259	$688,416
Cost of sales	423,329	377,773

Gross profit	325,930	310,643
Selling, general and administrative expenses	140,847	147,051
Engineering, research and development expenses	47,980	43,934
Amortization of intangible assets	10,225	13,231

Operating income	126,878	106,427
Interest expense, net	659	3,516
Other (income) expense, net	(1,745)	1,430

Income before income taxes	127,964	101,481
Income tax expense	4,217	15,006
Equity in net (income) loss of affiliates	(499)	1,353

Net income	124,246	85,122
Net income attributable to noncontrolling interest	400	766

Net income attributable to Entegris, Inc.	$123,846	$84,356

Amounts attributable to Entegris, Inc.:
Basic net income per common share:	$0.92	$0.64
Diluted net income per common share:	$0.91	$0.63

Weighted average shares outstanding:
Basic	134,685	131,685
Diluted	136,223	133,174

Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2011	December 31, 2010
ASSETS
Cash and cash equivalents	$273,593	$133,954
Accounts receivable, net	107,223	124,732
Inventories	93,937	101,043
Deferred tax assets, deferred tax charges and refundable income taxes	15,805	11,484
Other current assets and assets held for sale	12,441	15,878

Total current assets	502,999	387,091

Property, plant and equipment, net	130,554	126,725

Intangible assets	56,453	65,087
Deferred tax assets – non-current	25,119	10,855
Other assets	9,538	11,627

Total assets	$724,663	$601,385

LIABILITIES AND EQUITY
Accounts payable	$30,609	$34,631
Accrued liabilities	47,841	59,503
Income tax payable and deferred tax liabilities	14,144	13,500

Total current liabilities	92,594	107,634

Other liabilities	23,831	29,738
Equity	608,238	464,013

Total liabilities and equity	$724,663	$601,385

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Operating activities:
Net income	$40,161	$26,864	$124,246	$85,122
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	6,547	7,322	26,839	27,967
Amortization	2,462	2,772	10,225	13,231
Stock-based compensation expense	1,735	2,154	7,519	7,588
Deferred tax valuation allowance and other tax items	(19,254)	(5,017)	(19,367)	(2,953)
Other	978	2,881	541	2,676
Changes in operating assets and liabilities:
Trade accounts and notes receivable	3,652	971	19,336	(26,789)
Inventories	7,836	(3,056)	3,632	(14,285)
Accounts payable and accrued liabilities	(289)	2,509	(15,127)	34,860
Income taxes payable and refundable income taxes	418	4,813	(433)	13,243
Other	270	(2,229)	(125)	238

Net cash provided by operating activities	44,516	39,984	157,286	140,898

Investing activities:
Acquisition of property and equipment	(6,121)	(4,635)	(30,267)	(16,794)
Other	2,440	317	1,836	4,809

Net cash used in investing activities	(3,681)	(4,318)	(28,431)	(11,985)

Financing activities:
Payments on short-term borrowings and long-term debt	—	(6,203)	—	(259,157)
Proceeds from short-term and long-term borrowings	—	—	—	186,649
Issuance of common stock	6,034	5,136	11,690	6,799
Other	259	85	(826)	—

Net cash provided by (used in) financing activities	6,293	(982)	10,864	(65,709)

Effect of exchange rate changes on cash	(572)	456	(80)	2,050

Increase in cash and cash equivalents	46,556	35,140	139,639	65,254
Cash and cash equivalents at beginning of period	227,037	98,814	133,954	68,700

Cash and cash equivalents at end of period	$273,593	$133,954	$273,593	$133,954

Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three Months Ended			Twelve Months Ended
Net sales	December 31, 2011	October 1, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Contamination Control Solutions	$105,062	$110,015	$118,106	$483,958	$435,858
Microenvironments	40,116	42,738	45,772	182,150	182,485
Specialty Materials	18,744	20,261	18,222	83,151	70,073

Total net sales	$163,922	$173,014	$182,100	$749,259	$688,416

	Three Months Ended			Twelve Months Ended
Segment profit	December 31, 2011	October 1, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Contamination Control Solutions	$26,082	$29,522	$34,609	$140,313	$122,891
Microenvironments	6,201	6,790	7,602	29,959	38,930
Specialty Materials	4,340	4,675	2,847	18,255	11,080

Total segment profit	36,623	40,987	45,058	188,527	172,901
Amortization of intangibles	(2,462)	(2,505)	(2,772)	(10,225)	(13,231)
Unallocated expenses	(12,436)	(11,649)	(13,745)	(51,424)	(53,243)

Total operating income	$21,725	$26,833	$28,541	$126,878	$106,427

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted Operating Income and Adjusted EBITDA

(In thousands)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2011	October 1, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Net sales	$163,922	$173,014	$182,100	$749,259	$688,416

Net income attributable to Entegris, Inc.	$40,161	$21,988	$27,003	$123,846	$84,356
Adjustments to net income attributable to Entegris, Inc.
Net (loss) income attributable to noncontrolling interest	—	—	(139)	400	766
Equity in net (income) loss of affiliates	(10)	(14)	1,838	(499)	1,353
Income tax (benefit) expense	(18,333)	4,582	(196)	4,217	15,006
Other (income) expense, net	(102)	315	(271)	(1,745)	1,430
Interest expense (income), net	9	(38)	306	659	3,516

GAAP – Operating income	21,725	26,833	28,541	126,878	106,427
Amortization of intangible assets	2,462	2,505	2,772	10,225	13,231
Gain associated with pension curtailment	—	(726)	—	(726)	—

Adjusted operating income	24,187	28,612	31,313	136,377	119,658
Depreciation	6,547	6,763	7,322	26,839	27,967

Adjusted EBITDA	$30,734	$35,375	$38,635	$163,216	$147,625

Adjusted operating margin	14.8%	16.5%	17.2%	18.2%	17.4%
Adjusted EBITDA – as a % of net sales	18.7%	20.4%	21.2%	21.8%	21.4%

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Earnings per Share

(In thousands)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2011	October 1, 2011	December 31, 2010	December 31, 2011	December 31, 2010
GAAP net income attributable to Entegris, Inc.	$40,161	$21,988	$27,003	$123,846	$84,356
Adjustments to net income attributable to Entegris, Inc.:
Amortization of intangible assets	2,462	2,505	2,772	10,225	13,231
Accelerated write-off of debt costs	—	—	—	282	890
Gain on sale of equity investment	—	—	—	(1,523)	(892)
Gain associated with pension curtailment	—	(726)	—	(726)	—
Reversal of deferred tax valuation allowance (1)	(20,999)	—	—	(20,999)	—
Impairment of equity investment	—	—	2,164	—	2,164
Tax effect of adjustments to net income attributable to Entegris, Inc.	(863)	(458)	(1,022)	(3,355)	(4,871)

Non-GAAP net income attributable to Entegris, Inc.	$20,761	$23,309	$30,917	$107,750	$94,878

Diluted earnings per common share attributable to Entegris, Inc.:	$0.29	$0.16	$0.20	$0.91	$0.63
Effect of adjustments to net income attributable to Entegris, Inc.	$0.14	$0.01	$0.03	$0.12	$0.08
Diluted non-GAAP earnings per common share attributable to Entegris, Inc.:	$0.15	$0.17	$0.23	$0.79	$0.71

(1)	This amount represents the reversal of the remaining valuation allowance on certain of the Company’s deferred tax assets. The amount excludes the reversal of the valuation allowance on those deferred tax assets realized in 2011 and 2010 based on earnings in those years.